Dear Shareholder:

     The major question confronting investors is whether corporate profits will rise far enough and fast enough to justify today's generous level of stock market valuation. That question went unanswered in the first quarter as the economy recovered from its recent recession while equity prices merely marked time. The performance for the quarter was:

1st Qtr.
Nasdaq Composite	-5.4%
S&P 500	0.3%
Russell 1000 Value Index	4.1%
Morningstar Large Value	2.0%
Your Portfolio	5.7%

Pinocchio Prevails

     "Whom do you trust?" is a question asked more frequently today than at the peak of "irrational exuberance" two years ago. Certainly not the executives and auditors of Enron, now known as the Betty Crocker of Cooked Books. Certainly not the legion of investment bankers, analysts, brokers and executives who fueled the dot-com mania that rapidly descended into what Marx termed "the dustbin of history." Faced with growing scandals and shrinking portfolios, many investors wonder how to put all this unwelcome news into reasonable perspective.
     Generations of economists have measured the business cycle of booms and busts in economic activity. Less measured but no less real, a fraud cycle runs parallel to the business cycle. Boom times provide enhanced opportunity for a small number of confirmed crooks and irresistible temptation for a larger number of the morally marginal. The classic culprits are not the starving poor stealing a morsel of bread, but the rich and respected who desperately desire more of what they already have. (The president of the New York Stock Exchange went to jail for fraud after the Crash of 1929. More recently, Enron's Kenneth Lay was a wealthy man even without improper behavior.) J.K. Galbraith described the fraud cycle in the Roaring '20s:
     "At any given time there exists an inventory of undiscovered embezzlement in-or more precisely not in-the country's businesses and banks. This inventory-it should perhaps be called the bezzle-amounts at any moment to many millions of dollars. It also varies in size with the business cycle. In good times people are relaxed, trusting and money is plentiful. But even though money is plentiful, there are always many people who need more. Under these circumstances the rate of embezzlement grows, the rate of discovery falls off, and bezzle increases rapidly. In depression all this is reversed. Money is watched with a narrow, suspicious eye. The man who handles it is assumed to be dishonest until he proves himself otherwise. Audits are penetrating and meticulous. Commercial morality is enormously improved. The bezzle shrinks."
     Fraud makes major news but comprises only a minor part of economic activity. Our modern and highly productive economy simply could not function without a much higher level of trust and integrity than the current scandals suggest. Wal-Mart, that paragon of retailing efficiency, would collapse if it could not trust its thousands of suppliers to deliver the right goods to the right places at the right times. The media's current focus on the exceptional case of Enron is similar to its focus on the rare crash of a commercial airliner; the million safe flights a month do not merit public notice.
     No economic system produces saints, but a good system such as ours punishes sinners and provides reforms when needed. The high level of public outrage suggests that Enron's management and auditors will suffer the likely fate described by the Clint Eastwood Theory of Justice-Hang 'Em High. The likely result of watching that public punishment will be to encourage other executives to behave better and other accountants to audit aggressively. Voltaire expressed the same principle in describing England: "In that country it is good to hang an admiral from time to time to encourage the others."
     Larceny is one thing, lunacy another. The rise and fall of fortunes in the dot-com craze did have some unseemly elements, notably the conflict of interest when brokerage analysts are paid based on the investment banking revenues they generate from the companies they cover. The real issue, however, was not deception but a universal determination to avoid facing the obvious facts. The financial press in the late 1990s was filled with articles on the astronomical valuations investors lavished on highly speculative dot-com startups. Even the most naïve dot-com investor knew at the time that most of these companies were not solid, profitable firms with well-proven business models. The executives of dot-coms were less naïve, but the fact that few of them sold much of their stock at the peak suggests they were as insane as their investors. In contrast to the case of Enron which probably will produce reforms to improve the system, the collapse of dot-com mania may create nothing more than the realization that there is no way to stop investors who are enthusiastically determined to do something clearly crazy with their own money.

When the Tide Goes Out You See Who is Swimming Naked

During the long boom of the 1990s, many companies looked successful and many investors looked smart. Fewer do today. First to fall were the obvious candidates-the dot-com companies with few sales, no profits, and large negative cash flows. Next came a slightly less obvious group, technology equipment companies whose sales depend on the most volatile segment of the economy, corporate capital spending. Now the problems are spreading to less obvious candidates, particularly those with accounting issues. The investing landscape today resembles Afghanistan with a large number of concealed landmines waiting for an unwary foot.
     A major part of the value we can add to your portfolio consists of avoiding those potential losers. We address the issue of risk by first asking the question of whether we can understand the company well enough to value it reasonably (not the case with many technology firms and, more recently, Enron). We also use a devil's advocate process to address the potential problems of a company before buying its stock. Last, we buy only with a large margin of safety in case we are wrong, which sometimes we are. As the tide of stock prices goes out, these efforts at risk reduction are intended to keep your portfolio reasonably intact, and certainly not in tatters.
     When it comes to risk, the past is not prologue. The great bull market from August 1982 to March 2000 encouraged the comfortable belief that bear markets are brief and usually mild detours on the road to riches. The idea that equity ownership can be a dead end street filled with potholes for an uncomfortably long period is not part of conventional wisdom, but it should be. Just as the stock market became "irrationally exuberant" in the recent past, it can become irrationally depressed in the future. That would mean good opportunities for a rational investor with patience, but patience is an easier virtue to preach than to practice. Substitute the word patient for solvent in J.M. Keynes's observation and the issue becomes clear, "Markets can remain irrational longer than you can remain solvent."

Those Four Dangerous Words Again

The four most dangerous words in investing are "It's different this time." Those words were heard widely (and wrongly) to justify the extraordinary prices for favored stocks during the recent peak of irrational exuberance only two years ago. The problem, however, is that in some significant ways the facts today really are different from those of yesterday. Three examples follow:

1.

The cause of the recent recession is very different from that of downturns in the past. The classic recession flows from a period of tight monetary policy aimed at reducing inflation in an overheated economy. In this case the cause was excessive business capital spending, financed in part by public offerings from a speculative stock market. This recession barely touched consumption but instead fell hard on capital spending, particularly technology equipment. Even though the recession's cause was not monetary tightening, Federal Reserve Chairman Alan Greenspan hopes its cure will be monetary loosening from the sharp decline in short-term interest rates last year

2.

The consequences of the recession have been very different too. Only a very mild change in gross domestic product created a dramatic decline in corporate profits. Reported earnings (including write-offs of past mistakes) for the S&P 500 fell from $50 in 2000 to $25 in 2001. Operating earnings (before write-offs) for the same index fell from $56 to $39. This was a remarkably bad recession for corporate profits.
     Less measurable but no less significant, another consequence may be the erosion of public trust in equity investing. The decline of equity prices during the last two years has shaken the confidence of many investors. In some cases the loss of assets leads to seething anger and bitterness, a feeling Machiavelli captured with the observation that "men will sooner forget the death of their father than the loss of their patrimony." When the loss of assets from a bear market combines with loss of trust from the Enron scandal, the result is rapid erosion of public confidence that took many years to build. Confidence and trust are asymmetrical; they take a long time to build up but only a short time to tear down.

3.

For a value investor the most significant difference this time lies in the prices investors attach to stocks. Equity prices today are much closer to past bull market peaks than to bear market bottoms. The table below shows what past bear markets looked like in terms of valuation.

Bear Bottoms
S&P Industrials

Date	P/E	Dividend Yield	Price to Book	Price to Sales
06/13/1949	5.4	7.6%	0.89	0.43
10/22/1957	12.0	4.4%	1.43	0.75
10/25/1960	16.3	3.6%	1.64	0.93
06/26/1962	14.9	3.9%	1.54	0.85
01/03/1967	14.9	3.5%	1.85	0.93
05/26/1970	12.9	4.4%	1.45	0.66
12/06/1974	7.5	5.1%	1.07	0.38
02/28/1978	8.3	5.3%	1.14	0.40
04/21/1980	6.8	5.7%	1.08	0.34
08/12/1982	7.9	6.3%	0.97	0.33
07/24/1984	9.4	4.4%	1.36	0.44
10/19/1987	12.7	3.4%	1.92	0.58
10/11/1990	13.9	3.6%	2.24	0.60
Average	11.0	4.7%	1.43	0.58
12/31/2001	29-55	1.2%	5.80	1.64

What Have We Done for You Lately?

Even in the context of a generously valued stock market, we found opportunities to add value to your portfolio. We began selling stocks such as Target and Office Depot as their prices rose to our estimates of their intrinsic values. We bought shares of Kroger and Safeway, two well-managed but currently neglected supermarkets. Our most controversial change was the purchase of Tyco during a brief panic over concern that it might become the next Enron. Our contrary belief is that Tyco's problems, while real, are far more modest and manageable than the stock market currently suggests. The cumulative effect of these stock-by-stock buy and sell decisions is the principal way we can add value to your portfolio.

/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager

/s/ Peter Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

April 2, 2002

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending March 31, 2002 and for the period since inception (February 29, 1984) was 15.4%, 17.5%, 18.7%, 20.9%, 18.3% and 17.2%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. The Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The S&P 500 is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Russell 1000® Value Index, published by the Frank Russell Company, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Large Value Funds Index is an index of 980 managed large value mutual funds monitored by Morningstar.

(UNAUDITED)

Investment Portfolio

March 31, 2002

Common Stocks (66.2%)

Shares		Value

	Advertising (4.3%)
4,893,900	The Interpublic Group of Companies, Inc.	167,762,892

	Food & Tobacco (17.5%)
4,024,300	Philip Morris Companies Inc.	211,959,881
5,247,300	McDonald's Corporation	145,612,575
3,173,100	UST Inc.	123,528,783
2,661,000	Kraft Foods Inc. Class A	102,847,650
4,119,700	Sara Lee Corporation	85,524,972
1,226,324	Tyson Foods Inc. Class A	15,304,524
		684,778,385

	Industrial & Electrical Equipment (4.5%)
3,982,800	Tyco International Ltd.	128,724,096
1,117,700	Pitney Bowes Inc.	47,837,560
		176,561,656

	Insurance & Financial Services (5.0%)
3,895,700	American Express Company	159,567,872
1,134,640	Old Republic International Corporation	36,274,441
		195,842,313

	Mortgage Finance (14.0%)
4,238,500	Freddie Mac	268,593,745
2,385,100	Fannie Mae	190,521,788
1,379,500	Golden West Financial Corporation	87,598,250
		546,713,783

	Real Estate Investments (9.3%)
4,246,600	Equity Residential Property	122,047,284
2,217,900	Equity Office Properties Trust	66,514,821
2,317,500	Archstone-Smith Trust	62,085,825
1,165,000	Apartment Investment & Management Company	56,351,050
1,306,900	Mack-Cali Realty Corporation	45,323,292
411,300	Security Capital Group Inc./Class B*	10,475,811
		362,798,083

	Retailing (7.0%)
1,995,500	Safeway Inc.*	89,837,410
3,534,700	The Kroger Co.*	78,328,952
3,799,800	Staples, Inc.*	75,882,006
1,564,000	Office Depot, Inc.*	31,045,400
		275,093,768

	Special Situations (4.6%)
3,011,600	R.R. Donnelley & Sons Company	93,660,760
2,179,000	Manpower Inc.	84,719,520
		178,380,280

	Total Common Stocks (Cost $2,207,230,538)	2,587,931,160

Short Term Investments (42.6%)
Par Value
	Short Term Notes (28.4%)
	Federal Home Loan Bank Board Agency Notes (11.1%)
$146,210,000	3.875%, due 12/15/04	144,154,287
145,810,000	3.625%, due 10/15/04	143,463,917
140,953,000	4.750%, due 06/28/04	142,978,495
		430,596,699
	U.S. Treasury Notes (7.2%)
$277,708,000	3.875%, due 07/31/03	280,571,169
	Federal Home Loan Mortgage Corporation (4.7%)
$183,525,000	4.500%, due 08/15/04	184,930,802
	Federal National Mortgage Association Reference Notes (4.6%)
$183,674,000	3.500%. due 09/15/04	180,746,236
	Federal Farm Credit Bank Agency Notes (0.8%)
$32,420,000	3.875%, due 12/15/04	31,943,750
	Total Short Term Notes ($1,115,772,497)	1,108,788,656
	State Street Repurchase Agreements (14.2%)
$554,858,000	1.25%, due 04/01/02 (Cost $554,858,000) Collateralized by U.S. Government Securities, due 11/26/02,01/13/03, 5/16/03, 05/22/03, 06/25/03, 06/27/03, 07/23/03, 11/21/03, and 09/15/09	554,858,000
	Total Short Term Investments (Cost $1,670,630,497)	1,663,646,656
	Total Investment Portfolio (108.8%) (Cost $3,877,861,035)	4,251,577,816
Cash and Receivables less Liabilities (-8.8%)		(342,829,864)
Net Assets (100.0%)		3,908,747,952

*Non-income producing securities
CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr-valueinvestors.com

DIRECTORS	QUARTERLY REPORT March 31, 2002
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 1QTR 0302